UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2016

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Bio-Path Holdings, Inc. (the “Company”) received notice from its independent registered public accounting firm, Mantyla McReynolds, LLC (“Mantyla”), that Mantyla has merged with BDO USA, LLP (“BDO”). On July 28, 2016, the Company received notice from Mantyla that as a result of Mantyla’s merger with BDO, Mantyla will not stand for reappointment as the Company’s independent registered public accounting firm. On July 29, 2016, the Company engaged BDO as the Company’s new independent registered public accounting firm for and with respect to the fiscal year ending December 31, 2016. The engagement of BDO was approved by the Company’s audit committee on July 29, 2016.

Mantyla’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2015 and December 31, 2014, and during the subsequent interim period through July 28, 2016, there were (i) no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla, would have caused Mantyla to make reference to the subject matter of the disagreements in connection with its reports and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Mantyla with a copy of this Current Report on Form 8-K prior to the Company’s filing with the Securities and Exchange Commission (the “SEC”) and requested that Mantyla furnish the Company with a letter addressed to the SEC stating whether Mantyla agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter from Mantyla is filed as Exhibit 16.1 hereto.

During the Company’s fiscal years ended December 31, 2015 and December 31, 2014, and during the subsequent interim period through July 29, 2016, neither the Company nor anyone acting on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter of Concurrence from Mantyla McReynolds, LLC, dated August 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: August 1, 2016	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter of Concurrence from Mantyla McReynolds, LLC, dated August 1, 2016